Managers INVESTMENT GROUP

Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2009

(As Supplemented July 2, 2009)

PROSPECTUS

Managers Funds

- **Managers Special Equity Fund**

  Managers Class, Institutional Class

P011-0709

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

T A B L E  O F  C O N T E N T S

2–8	SUMMARY OF THE FUND

Managers Special Equity Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management
9–14	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information
15	FINANCIAL HIGHLIGHTS

Managers Special Equity Fund
16	HOW TO CONTACT US

Managers Investment Group	1

S U M M A R Y  O F  T H E  F U N D

FUND FACTS	MANAGERS SPECIAL EQUITY FUND

Investment Style: U.S. Small- and Mid-Cap Equities	OBJECTIVE

Benchmarks: Russell 2000® Growth Index Russell 2000® Index (former benchmark)	The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

  Tickers:

  Managers Class: MGSEX

  Institutional Class: MSEIX

  Investment Manager:

  Managers Investment Goup LLC

  (the “Investment Manager”)

  Subadvisors:

  Federated MDTA LLC

  (“MDT”)

  Lord, Abbett & Co. LLC

  (“Lord Abbett”)

  Ranger Investment Management, L.P.

  (“Ranger”)

  Smith Asset Management Group L.P.

  (“Smith Group”)

  The Russell 2000® Index and Russell 2000®

  Growth Index are trademarks of Russell

  Investments. Russell® is a trademark of Russell

  Investments.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Typically, the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Growth Index. As of December 31, 2008, the range of market capitalizations for the Russell 2000® Growth Index was $9.3 million to $3.2 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the securities are outside the Fund’s typical capitalization range.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•   The Subadvisors utilize a growth approach to investing whereby three of the four Subadvisors seek to identify companies that are exhibiting rapid growth in their businesses and the fourth seeks to identify companies that possess better than average long-term growth rates combined with several other fundamental characteristics.

•   Three of the four Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•   One of the four Subadvisors utilizes a quantitative investment approach to evaluate each company based on six fundamental characteristics: earnings estimate momentum, long-term growth rate, earnings risk, tangible book to price ratio, earnings to price ratio, and share buyback or issuance.

•   A Subadvisor may sell a security if it believes that the future profitability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the securities such as, among other things, increases in the price to earnings ratios.

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S U M M A R Y  O F  T H E  F U N D

MANAGERS SPECIAL EQUITY FUND	SUBADVISORS

PRINCIPAL RISKS

• Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

• Liquidity Risk—particular investments may be difficult to sell at the best price.

• Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.
Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

• Looking to gain exposure to small- and mid-cap companies. • Seeking a potential source of capital appreciation. • Willing to accept short-term volatility of returns.	See “Fund Management” on pages 7–8 for more information on the Subadvisors.

Managers Investment Group	3

S U M M A R Y  O F  T H E  F U N D

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY	Calendar Year Total Returns—Managers Class

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for each Index. The performance information also reflects the impact of the Fund’s previous contractual expense limitation, if any. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of May 20, 2009, the Fund’s benchmark was changed to the Russell 2000® Growth Index to reflect the Fund’s change to a growth-oriented approach to investing.

	Best Quarter: 35.90% (4th Quarter 1999) Worst Quarter: –27.92% (4th Quarter 2008) Average Annual Total Returns[1] as of 12/31/08
	Managers Special Equity Fund	1 Year	5 Years	10 Years

	Managers Class—Return Before Taxes	–43.49%	–5.62%	–1.40%

	Managers Class—Return After Taxes on Distributions	–44.91%	–7.40%	–0.05%

	Managers Class—Return After Taxes on Distributions and Sale of Fund Shares	–26.52%	–4.01%	1.39%

	Institutional Class—Return Before Taxes	–43.35%	—	–5.91%[2]

	Russell 2000® Growth Index[3] (before taxes)	–38.54%	–2.35%	0.76%

	Russell 2000® Index[4] (before taxes)	–33.79%	–0.93%	3.02%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Managers Class shares of the Fund. After-tax returns for Institutional Class shares will vary.

	[2]Since inception of the Fund’s Institutional Class shares on May 3, 2004.

[3]The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[4]The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

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MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Managers Class and Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Managers Class	Institutional Class
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.61%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1,2]	1.52%	1.27%

[1]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2008 for the Fund were 1.49% for the Managers Class and 1.24% for the Institutional Class. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class.

[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$155	$480	$829	$1,813
Institutional Class	$129	$403	$697	$1,534

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underper-form value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2009 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

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FUND MANAGEMENT

The Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisers (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund and has served as a Subadvisor to the Fund since December 2007. As of December 31, 2008, Lord Abbett had assets under management of approximately $70.3 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett and has served in that capacity since December 2007. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst, and became a Partner and Portfolio Manager at Lord Abbett in 2003. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, had approximately $3.6 billion in assets under management as of December 31, 2008. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group are Stephen S. Smith, John D. Brim, Royce W. Medlin, Eivind Olsen, CFA, and A. Michelle Pryor. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, Mr. Smith has served as both chief executive officer and chief investment officer. Mr. Brim has served as a portfolio manager of the Smith Group since 1998. Mr. Medlin has served as a portfolio manager with the Smith Group since 2006. From 2002 until 2006, Mr. Medlin served as President and Portfolio Manager of Belmont Wealth Management. Mr. Olsen has served as a portfolio manager of Smith Group since 2008. From 1998 until 2008, Mr. Olsen was a portolio manager at Brazos Capital Management/John McStay Investment Counsel. Ms. Pryor has served as a portfolio manager with the Smith Group since 2001, and began her career at Smith Group in 1998.

Ranger has managed a portion of the Fund since September 2008. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of December 31, 2008, Ranger had assets under management of approximately $604 million. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Fund managed by Ranger. Mr. Doenges has been a portfolio manager with Ranger since 2004 and has over twenty years of experience in the investment management industry. Prior to joining Ranger, Mr. Doenges was a Partner, Managing Director and Co- Chief Investment Officer at John McStay Investment Counsel from 1998-2004.

MDT has managed a portion of the Fund since September 2008. MDT, located at 125 High Street, 21st Floor, Boston, Massachusetts 02110, was founded in 1988. As of December 31, 2008, MDT had assets under management of approximately $5.0 billion. Daniel J. Mahr, CFA, is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr is assisted by Frederick L. Konopka, CFA, Brian M. Greenberg and Douglas K. Thunen, each of whom also serves as a portfolio manager for the Fund. In managing their portion of the Fund, the portfolio managers employ the Optimum Q Process computer model, a proprietary, quantitative computer model that drives investment selection and is designed, developed, enhanced and implemented by the portfolio managers (the “Investment Team”). Daniel J. Mahr joined the Investment Team in 2002. He is responsible for managing the Investment Team as it relates to the ongoing design, development, periodic enhancement and implementation of the Optimum Q Process. Mr. Mahr received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Frederick L. Konopka joined the Investment Team in 1997. As a Group Leader,

Managers Investment Group	7

S U M M A R Y  O F  T H E  F U N D

FUND MANAGEMENT

he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q Process focused on trading impact evaluation and implementation. Mr. Konopka received his A.B. in Mathematics from Dartmouth College and his M.S., with a Concentration in Information Technology and Finance, from MIT Sloan School of Management. Brian M. Greenberg and Douglas K. Thunen each joined the Investment Team in 2004. As Group Leaders, they are jointly responsible for ongoing evaluation and periodic enhancement of the research processes and software development for the Optimum Q Process, including design and code reviews. Prior to joining MDT and the Investment Team, Mr. Greenberg received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Prior to joining MDT and the Investment Team, Mr. Thunen earned his B.A., Magna Cum Laude, in Computer Science from Williams College and his M.Eng. in Computer Science from Princeton University.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2008, the Investment Manager had assets under management of approximately $6.7 billion. Keitha L. Kinne is primarily responsible for the day-to-day management of the Fund’s cash reserves. Ms. Kinne has been a Managing Partner and Chief Operating Officer since 2007 and Chief Investment Officer since 2008 for the Investment Manager. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the Fund’s Subadvisors.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

8	Managers Investment Group

S H A R E H O L D E R  G U I D E

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (“the NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investments will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares*,† …
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•    Name of the Fund

•    Dollar amount or number of shares you wish to sell

•    Your name

•    Your account number

•    Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539

If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Managers Class and $2,500,000 for Institutional Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com
By bank wire	Not available

Instruct your bank to wire

monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you

a fee for this service; call 800.548.4539 if you have

questions)

Available if bank wire instructions are on file for your account
*	Please specify the share class you wish to purchase or sell when placing your order.

†	Redemptions of $50,000 or more for Managers Class shares or $2,500,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000 for Managers Class shares and $2,500,000 for Institutional Class shares.

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S H A R E H O L D E R  G U I D E

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds	Managers Class		Institutional Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments

• Regular Accounts	$2,000	$100	$2,500,000	$1,000
• Individual Retirement Accounts	$1,000	$100	$2,500,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares of the Managers Class or $2,500,000 or more worth of shares of the Institutional Class, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 for the Managers Class or $500,000 for the Institutional Class due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 13.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders, or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the

12	Managers Investment Group

S H A R E H O L D E R  G U I D E

Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition, the following restrictions apply:

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 14.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	13

S H A R E H O L D E R  G U I D E

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”) and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

In addition, certain of the Fund’s investments including certain debt instruments and foreign securities or foreign currencies, if any, could affect the amount, timing, and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such instruments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

14	Managers Investment Group

F I N A N C I A L  H I G H L I G H T S

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Managers Class:	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Income from Investment Operations:
Net investment loss	(0.28)[5]	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)
Net realized and unrealized gain (loss) on investments	(27.93)[5]	0.55[5]	9.88[5]	4.18[5]	12.50
Total from investment operations	(28.21)	0.04	9.74	3.64	11.94
Less Distributions to Shareholders from:
Net realized gain on investments	(5.78)	(18.73)	(13.56)	(7.28)	—
Net Asset Value, End of Year	$30.28	$64.27	$82.96	$86.78	$90.42
Total Return[1]	(43.49)%	(0.60)%	11.28%	4.00%	15.18%
Ratio of net expenses to average net assets	1.48%	1.43%	1.42%	1.40%	1.40%
Ratio of net investment loss to average net assets[1]	(0.52)%	(0.59)%	(0.15)%	(0.60)%	(0.69)%
Portfolio turnover	138%	67%	76%	80%	68%
Net assets at end of year (000’s omitted)	$352,106	$1,668,031	$2,551,703	$2,834,314	$3,415,003
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.51%	1.46%	1.47%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.55)%	(0.62)%	(0.20)%	(0.65)%	(0.74)%

	For the year ended December 31,				For the period* ended December 31, 2004
Institutional Class:	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$64.71	$83.56	$87.09	$90.56	$78.91
Income from Investment Operations:
Net investment income (loss)	(0.15)[5]	(0.32)[5]	0.10[5]	(0.33)[5]	(0.21)
Net realized and unrealized gain (loss) on investments	(28.16)[5]	0.52[5]	9.93[5]	4.14[5]	11.86
Total from investment operations	(28.31)	0.20	10.03	3.81	11.65
Less Distributions to Shareholders from:

*    Commencement of operations was May 3, 2004.

[1]    Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]    Not annualized.

[3]    Annualized.

[4]    Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[5]    Per share numbers have been calculated using average shares.

[6]    The Total Return is based on the Financial Statement Net Asset Values as shown above.

Net realized gain on investments	(5.84)	(19.05)	(13.56)	(7.28)	—
Net Asset Value, End of Period	$30.56	$64.71	$83.56	$87.09	$90.56
Total Return[1]	(43.35)%	(0.39)%	11.56%[6]	4.21%	14.75%[2]
Ratio of net expenses to average net assets	1.23%	1.20%	1.18%	1.20%	1.20%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.29)%	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	138%	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$92,439	$247,396	$561,994	$510,541	$274,010
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.26%	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.39)%	0.04%	(0.61)%	(0.55)%[3]

Managers Investment Group	15

H O W  T O  C O N T A C T  U S

MANAGERS SPECIAL EQUITY FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16	Managers Investment Group

P R I V A C Y  P O L I C Y

W	e recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

• Information received from account applications and other forms including your address, date of birth, and social security number.

• Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

Managers INVESTMENT GROUP
Mutual Funds ▪ Separate Accounts ▪ Investment Solutions

MAY 1, 2009
(As Supplemented July 2, 2009)

PROSPECTUS
Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Fund's Statement of Additional Information (the "SAI") contains additional information about the Fund and its investments. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

- By telephone:
  800.835.3879
- By mail:
  Managers Funds
  800 Connecticut Avenue
  Norwalk, Connecticut 06854-2325
- On the Internet:
  Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the Fund's current SAI and Annual and Semi-Annual reports, is on file with the Securities and Exchange Commission (the "SEC"). The Fund's SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC's Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Managers
INVESTMENT GROUP
Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2009
(As Supplemented July 2, 2009)

PROSPECTUS
Managers Funds

P006-0709

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

T A B L E  O F  C O N T E N T S

3	OVERVIEW
4–39	SUMMARY OF THE FUNDS
Managers AMG Essex Large Cap Growth Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

Managers Money Market Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management
40–47	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information
48-51	FINANCIAL HIGHLIGHTS

Managers AMG Essex Large Cap Growth Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

Managers Money Market Fund
52	HOW TO CONTACT US

Managers Investment Group	1

THIS PAGE INTENTIONALLY LEFT BLANK

O V E R V I E W

T	his Prospectus contains important information about the Managers AMG Essex Large Cap Growth Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Global Bond Fund, and Managers Money Market Fund (each a “Fund”, and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor(s) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	3

S U M M A R Y   O F   T H E  F U N D S

FUND FACTS	MANAGERS AMG ESSEX LARGE CAP GROWTH FUND
Investment Style:
U.S. Large-Cap Equities	OBJECTIVE
Benchmark: Russell 1000® Growth Index	The Fund’s investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.
Ticker: MGCAX	FOCUS
Subadvisor: Essex Investment Management Company, LLC (“Essex”) The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of large-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Additionally, the Fund normally invests primarily in common and preferred stocks of U.S. companies. The term “large-capitalization” companies refers to companies with capitalizations that at the time of purchase have a market capitalization equal to or greater than the top 80% of companies that comprise the Russell 1000® Growth Index. As of December 31, 2008, the lowest capitalization in this group was approximately $1.4 billion.

PRINCIPAL INVESTMENT STRATEGIES

Essex serves as Subadvisor to the Fund and emphasizes a growth approach to investing by selecting stocks of companies it believes can generate strong growth in earnings and/or cash flow. Essex expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. Essex typically:

•   Attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over long periods.

•   Examines companies’ underlying businesses, financial statements, competitive environments, and management in order to assess the future profitability of each company.

•   Sells all or part of the Fund’s holdings in a particular stock if it believes that the current stock price is not supported by expectations regarding the company’s future growth potential.

4	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND
PORTFOLIO MANAGER
PRINCIPAL RISKS

•   Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•   Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

•   Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

David M. Goss, CFA Senior Principal and Portfolio Manager of Essex See “Fund Management” on page 36 for more information on the portfolio manager.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Looking to gain exposure to large-cap companies.

•   Seeking a potential source of capital appreciation.

•   Willing to accept short-term volatility of returns.

Managers Investment Group	5

S U M M A R Y  O F  T H E  F U N D S

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 58.42% (4th Quarter 1999) Worst Quarter: –25.80% (1st Quarter 2001)
Average Annual Total Returns[1] as of 12/31/08
Managers AMG Essex Large Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	–41.71%	–5.24%	–3.26%

Return After Taxes on Distributions	–41.71%	–5.24%	–3.89%

Return After Taxes on Distributions and Sale of Fund Shares	–27.11%	–2.10%	–1.64%

Russell 1000® Growth Index[2] (before taxes)	–38.44%	–3.42%	–4.27%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. As of December 31, 2008, the range of market capitalizations for the Russell 1000® Index was $24.4 million to $406.1 billion. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

6	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.81%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.62%
Fee Waiver and Reimbursement[2]	(0.25)%
Net Annual Fund Operating Expenses[3]	1.37%

[1]The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these expense offsets and fee waivers and reimbursements, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2008 for the Fund were 1.25%.

[2]The Investment Manager has contractually agreed, through May 1, 2010, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.29% of average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class. This voluntary waiver is in addition to the Fund’s contractual expense limitation described above.

[3]The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$139	$487	$858	$1,901

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	7

S U M M A R Y  O F  T H E  F U N D S

FUND FACTS

Investment Style:

U.S. Small- and Mid-Cap Equities

Benchmarks:

Russell 2000® Growth Index

Russell 2000® Index (former benchmark)

Ticker:

Managers Class: MGSEX

Subadvisors:

Federated MDTA LLC

(“MDT”)

Lord, Abbett & Co., LLC

(“Lord Abbett”)

Ranger Investment Management L.P.

(“Ranger”)

Smith Asset Management Group, L.P.

(“Smith Group”)

The Russell 2000® Index and Russell 2000® Growth Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SPECIAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Typically, the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Growth Index. As of December 31, 2008, the range of market capitalizations for the Russell 2000® Growth Index was $9.3 million to $3.2 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the securities are outside the Fund’s typical capitalization range.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•    The Subadvisors utilize a growth approach to investing whereby three of the four Subadvisors seek to identify companies that are exhibiting rapid growth in their businesses and the fourth seeks to identify companies that possess better than average long-term growth rates combined with several other fundamental characteristics.

•    Three of the four Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•    One of the four Subadvisors utilizes a quantitative investment approach to evaluate each company based on six fundamental characteristics: earnings estimate momentum, long-term growth rate, earnings risk, tangible book to price ratio, earnings to price ratio, and share buyback or issuance.

•    A Subadvisor may sell a security if it believes that the future profitability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the securities such as, among other things, increases in the price to earnings ratios.

8	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS SPECIAL EQUITY FUND
SUBADVISORS
PRINCIPAL RISKS
• Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
• Liquidity Risk—particular investments may be difficult to sell at the best price.
• Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment. Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

• Looking to gain exposure to small- and mid-cap companies. • Seeking a potential source of capital appreciation. • Willing to accept short-term volatility of returns.	See “Fund Management” on pages 36-37 for more information on the Subadvisors.

Managers Investment Group	9

S U M M A R Y  O F  T H E  F U N D S

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY	Calendar Year Total Returns—Managers Class

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for each Index. The performance information also reflects the impact of the Fund’s previous contractual expense limitation, if any. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of May 20, 2009, the Fund’s benchmark was changed to the Russell 2000® Growth Index to reflect the Fund’s change to a growth-oriented approach to investing.

	Best Quarter: 35.90% (4th Quarter 1999) Worst Quarter: –27.92% (4th Quarter 2008) Average Annual Total Returns[1] as of 12/31/08
	Managers Special Equity Fund—Managers Class	1 Year	5 Years	10 Years

	Return Before Taxes	–43.49%	–5.62%	1.40%

	Return After Taxes on Distributions	–44.91%	–7.40%	–0.05%

	Return After Taxes on Distributions and Sale of Fund Shares	–26.52%	–4.01%	1.39%

	Russell 2000® Growth Index[2] (before taxes)	–38.54%	–2.35%	–0.76%

	Russell 2000® Index[3] (before taxes)	–33.79%	–0.93%	3.02%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price- to-book ratios and higher forecasted growth values. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[3]The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

10	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Managers Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Managers Class
Management Fee	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.52%

[1]The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2008 for the Fund were 1.49% for the Managers Class. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class.

[2]The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$155	$480	$829	$1,813

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	11

S U M M A R Y  O F  T H E  F U N D S

FUND FACTS	MANAGERS INTERNATIONAL EQUITY FUND

Investment Style:

Non-U.S. Equities

Benchmark:

MSCI EAFE Index®

Ticker:

MGITX

Subadvisors:

AllianceBernstein L.P.

(“AllianceBernstein”)

Lazard Asset Management LLC

(“Lazard”)

Martin Currie Inc.

(“Martin Currie”)

All Morgan Stanley Capital International (“MSCI”) data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. Under normal circumstances, the Fund will invest in a minimum of three countries, including the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently managed by three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Each Subadvisor examines the underlying businesses, financial statements, competitive environments, and company management in order to assess the future profitability of each company. Specifically:

•   AllianceBernstein uses a value approach that seeks to identify companies whose shares are available for less than what it considers to be fair value. AllianceBernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

•   Lazard generally seeks to identify long-term investment themes that may affect the profitability of companies in particular industries, regions, or countries. For example, Lazard may identify broad-based demographic trends, such as an increase in the average age of a region’s population, which may make investment in particular companies or industries attractive.

•   Martin Currie uses a fully integrated investment process to identify what it believes are the best investment opportunities internationally. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool. Martin Currie believes “change” is the central dynamic behind stock price movement. This means that its process attempts to recognize change at the company level and at the macro level. Martin Currie believes its investment process allows it to identify, evaluate, and exploit change at an early stage.

•   A stock is typically sold if a Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations to the stocks such as increases in the price to earnings ratios.

12	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS INTERNATIONAL EQUITY FUND	SUBADVISORS

PRINCIPAL RISKS

•   Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•   Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•   Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•   Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•   Large-Capitalization Stock Risk —the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

•   Liquidity Risk—particular investments may be difficult to sell at the best price.

•   Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•   Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•   Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Looking to gain exposure to non-U.S. equities.

•   Seeking capital appreciation.

•   Willing to accept short-term volatility of returns.

See “Fund Management” on page 38 for more information on the subadvisors.

Managers Investment Group	13

S U M M A R Y  O F  T H E  F U N D S

MANAGERS INTERNATIONAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s perfor- mance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities mar- ket index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contrac- tual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 18.12% (2nd Quarter 2003) Worst Quarter: –23.19% (3rd Quarter 2008)
Average Annual Total Returns[1] as of 12/31/08
Managers International Equity Fund	1 Year	5 Years	10 Years

Return Before Taxes	–48.92%	–0.11%	–0.31%

Return After Taxes on Distributions	–48.74%	–0.03%	–0.59%

Return After Taxes on Distributions and Sale of Fund Shares	–31.54%	0.18%	–0.21%

MSCI EAFE Index[2] (before taxes)	–43.38%	1.66%	0.80%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all the publicly traded stocks in developed non-U.S. Markets. As of January 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

14	Managers Investment Group

S U M M A R Y  OF  THE  F U N D S

MANAGERS INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)[1]	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.74%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.65%
Fee Waiver and Reimbursement[2]	(0.16)%
Net Annual Fund Operating Expenses[3]	1.49%

[1]Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption and Exchange Fees on page 41 for further information.

[2]The Investment Manager has contractually agreed, through May 1, 2010, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.48% of average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class. This voluntary waiver is in addition to the Fund’s contractual expense limitation described above.

[3]The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$505	$882	$1,941

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	15

S U M M A R Y  O F  T H E  F U N D S

FUND FACTS	MANAGERS EMERGING MARKETS EQUITY FUND

Investment Style:

Emerging Market or

Developing Country Equities

Benchmark:

MSCI Emerging Markets Index

Ticker:

MEMEX

Subadvisor:

Rexiter Capital Management Limited

(“Rexiter”)

Schroder Investment Management

North America Inc.

(“Schroders”)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or products described herein. Copying or redistributing the MSCI data is strictly prohibited.

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or emerging market

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For the purposes of this policy, “emerging market countries” mean countries designated by the World Bank or United Nations, to be an emerging market country. The Fund may invest in companies of any size. The Fund considers an issuer to be located in an emerging market country if the issuer maintains its principal place of business in an emerging market country, its securities are traded in an emerging market country, or it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or securities performed in an emerging market country or it has at least 50% of its assets in an emerging market country.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Rexiter and Schroders as the Fund’s Subadvisors.

Rexiter seeks to keep the Fund diversified across a variety of markets, countries and regions. Typically, Rexiter selects stocks that it believes can generate and maintain strong earnings growth by:

•   Assessing the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio.

•   Seeking to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries.

•   Selling a stock if:

— It believes that the current stock price is not supported by its expectations regarding the company’s future growth potential; or

— The political, economic, or financial health of the country changes.

Schroders employs a disciplined investment process that combines top-down country analysis with bottom-up stock selection.

•   A quantitative model drives country allocation decisions and countries are ranked based on the model output. Schroders then uses a team of global research analysts to rank stocks based on a combination of valuation, competitive advantage, and cash flow generation, among other factors.

•   Schroders invests in stocks and countries that it believes offer the potential for capital growth. In addition, Schroders considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets.

•   Schroders will sell securities when it believes they are fully priced or to take advantage of other investments it considers more attractive.

16	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS EMERGING MARKETS EQUITY FUND

PRINCIPAL RISKS

•   Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•   Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•   Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•   Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

•   Liquidity Risk—particular investments may be difficult to sell at the best price.

•   Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•   Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Looking to gain exposure to emerging market equity investments.

•   Seeking potential capital appreciation.

•   Willing to accept short-term volatility of returns.

SUBADVISORS See “Fund Management” on page 39 for more information on the subadvisors.

Managers Investment Group	17

S U M M A R Y  O F  T H E  F U N D S

MANAGERS EMERGING MARKETS EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 43.66% (4th Quarter 1999) Worst Quarter: –29.94% (4th Quarter 2008)
Average Annual Total Returns[1] as of 12/31/08
Managers Emerging Markets Equity Fund	1 Year	5 Years	10 Years

Return Before Taxes	–54.95%	6.03%	9.96%

Return After Taxes on Distributions	–57.25%	3.61%	8.34%

Return After Taxes on Distributions and Sale of Fund Shares	–32.97%	5.69%	8.90%

MSCI Emerging Markets Index[2,3] with Gross Dividends (before taxes)	–53.18%	8.02%	9.31%

MSCI Emerging Markets Index[2,4] with Net Dividends (before taxes)	–53.33%	7.66%	9.02%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The MSCI Emerging Markets (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI EM Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

3MSCI EM with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

4MSCI EM with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

18	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS EMERGING MARKETS EQUITY FUND

 FEES  AND  EXPENSES  OF  THE  FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)[1]	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.15%
Distribution and Service (12b-1) Fees	None
Other Expenses:
Interest Expense	0.03%
Other Expenses	0.85%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses[2]	2.04%
Fee Waiver & Reimbursement[3]	(0.23)%
Net Annual Fund Operating Expenses[4]	1.81%

[1]Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption and Exchange Fees on page 41 for further information.

2In earlier periods, the Investment Manager contractually agreed to waive management fees and/or reimburse Fund expenses in order to limit total operating expenses to certain percentages. These subsidies were subject to a Fund’s obligation to repay the Investment Manager in future years, if any, when the Fund’s expenses fall below the expense limit in effect at the time of the subsidy in question; provided, however, that the Fund is not obligated to repay such expenses for more than 36 months after the time of any waiver or payment pursuant to the Fund’s contractual expense limitation. The Total Annual Fund Operating Expenses shown above include amounts charged to the Fund for such deferred expenses.

[3]The Investment Manager has contractually agreed, through May 1, 2010, to waive management fees in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.77% of average daily net assets of the Fund subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class. This voluntary waiver is in addition to the Fund’s contractual expense limitation described above.

[4]The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$184	$617	$1,077	$2,351

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	19

S U M M A R Y   O F   T H E  F U N D S

FUND FACTS	MANAGERS BOND FUND
Investment Style:
Fixed-Income Securities	OBJECTIVE
Benchmark: Barclays Capital U.S. Government/Credit Index	The Fund’s investment objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.
Ticker: MGFIX	FOCUS
Subadvisor: Loomis, Sayles & Company, L.P. (“Loomis”)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or a similar rating from any nationally recognized statistical rating organization). The Fund may also invest in below investment grade bonds (those rated Ba1/BB+ or lower by Moody’s or S&P).

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis invests around three themes encompassing:

•   Generally seeking fixed-income securities of issuers whose credit profiles it believes are improving.

•   Significant use of securities whose price changes may not have a direct correlation with changes in interest rates. Loomis believes positive returns can be generated by having a portion of the Fund’s assets invested in this type of security rather than primarily relying on interest rate changes to generate returns.

•   Analysis of different sectors of the economy and fixed income markets to identify fixed income securities in an effort to find securities that Loomis believes may produce attractive returns for the Fund in comparison to their risk with a preference for dis- counted securities with a yield advantage to the market average.

In deciding which securities to buy and sell, Loomis will consider, among other things, the financial strength of the issuer of the security, current spread/yield levels, Loomis’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments in conjunction with Loomis’ expectations concerning the potential return of those investments.

Loomis generally prefers securities that are protected against calls (early redemption by the issuer).

20	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS BOND FUND

PRINCIPAL RISKS

•   Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•   Currency Risk— fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•   Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•   High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•   Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•   Liquidity Risk—particular investments may be difficult to sell at the best price.

•   Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•   Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Looking to gain exposure to bonds.

•   Seeking an opportunity for additional fixed-income returns.

•   Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER Daniel J. Fuss Executive Vice President and Vice Chairman at Loomis See “Fund Management” on page 39 for more information on the portfolio manager.

Managers Investment Group	21

S U M M A R Y  O F  T H E  F U N D S

MANAGERS BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 6.09% (2nd Quarter 2003) Worst Quarter: –10.31% (3rd Quarter 2008)
Average Annual Total Returns[1] as of 12/31/08
Managers Bond Fund	1 Year	5 Years	10 Years

Return Before Taxes	–16.31%	0.77%	4.74%

Return After Taxes on Distributions	–18.37%	–0.98%	2.57%

Return After Taxes on Distributions and Sale of Fund Shares	–10.35%	–0.24%	2.80%

Barclays Capital U.S. Govt./Credit Index[2] (before taxes)	5.70%	4.64%	5.64%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The Barclays Capital U.S. Government/Credit Index is an index of all investment grade government and corporate bonds with a maturity of more than one year. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

22	Managers Investment Group

S U M M A R Y  OF  THE  F U N D S

MANAGERS BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.625%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.475%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver and Reimbursement[1]	(0.11)%
Net Annual Fund Operating Expenses[2]	1.00%

[1]The Investment Manager has contractually agreed, through May 1, 2010, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99% of average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class. This voluntary waiver is in addition to the Fund’s contractual expense limitation described above.

[2]The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$342	$601	$1,342

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	23

S U M M A R Y  O F   T H E   F U N D S

FUND FACTS	MANAGERS GLOBAL BOND FUND
Investment Style: Foreign and Domestic Fixed-Income Securities Benchmark: Barclays Capital Global Aggregate Index Ticker: MGGBX Subadvisor: Loomis, Sayles & Company, L.P. (“Loomis”)

OBJECTIVE

The Fund’s investment objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund will provide shareholders at least 60 days’ prior written notice of any change in this policy. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. Investment grade securities are rated at least in the BBB/Baa major rating category by S&P or Moody’s (or a similar rating from any nationally recognized statistical rating organization). Under normal conditions, the Fund will also invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in investments of non-U.S. issuers. The Fund considers an issuer to be a non-U.S. issuer if the issuer maintains its principal place of business outside the U.S., its securities are traded principally in a country or region outside the U.S., or it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or securities performed in a country or region outside the U.S. or it has at least 50% of its assets in a country or region outside the U.S.

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least seven countries, including the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis:

•   Primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark.

•   Uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities.

•   May utilize forward currency contracts in order to adjust the Fund’s exposure to foreign currencies.

•   Sells a security if it believes the security is overvalued based on its credit, country, or currency.

Loomis does not manage the Fund to maintain a given average duration, thus giving the Fund the flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest rates than the benchmark. At other times the Fund’s average duration may be shorter than that of the benchmark, so that the Fund is less sensitive to changes in interest rates than the benchmark.

24	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS GLOBAL BOND FUND
PORTFOLIO MANAGER
PRINCIPAL RISKS

•   Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•   Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•   Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•   Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•   Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•   Hedging Risk—there is no guarantee that hedging strategies will be successful.

•   Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•   Liquidity Risk—particular investments may be difficult to sell at the best price.

•   Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•   Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•   Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Looking to gain exposure to foreign and U.S. bonds.

•   Seeking income and capital appreciation.

•   Willing to accept short-term volatility of returns.

Kenneth M. Buntrock

Vice President and Portfolio

Manager at Loomis

David W. Rolley

Vice President and Portfolio

Manager at Loomis

Lynda Schweitzer

Vice President and Portfolio

Manager at Loomis

See “Fund Management” on page 39 for more information on the portfolio managers.

Managers Investment Group	25

S U M M A R Y  O F  T H E  F U N D S

MANAGERS GLOBAL BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 9.59% (2nd Quarter 2002) Worst Quarter: –9.17% (3rd Quarter 2008)
Average Annual Total Returns[1] as of 12/31/08
Managers Global Bond Fund	1 Year	5 Years	10 Years

Return Before Taxes	–10.01%	1.58%	2.80%

Return After Taxes on Distributions	–13.64%	–0.66%	0.92%

Return After Taxes on Distributions and Sale of Fund Shares	–6.49%	0.16%	1.34%

Barclays Capital Global Aggregate Index[2] (before taxes)	4.79%	5.01%	5.22%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]The Barclays Capital Global Aggregate Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit, and collateralized securities. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

26	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS GLOBAL BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.55%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver and Reimbursement[3]	(0.15)%
Net Annual Fund Operating Expenses	1.10%

[1]	Applies to redemptions or exchanges occurring within 60 days of purchase. See Redemption and Exchange Fees on page 41 for more information.
[2]

In addition to direct expenses incurred by the Fund, Other Expenses includes an indirect expense of not more than 0.01% of the average net assets of the Fund incurred as a result of the Fund’s investment in one or more underlying funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Investment Manager has contractually agreed, through May 1, 2010, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.10% of average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. Additionally, the Investment Manager has agreed to contractually waive a portion of its management fee for as long as the Fremont Global Fund is invested in the Fund, resulting in an annual management fee of 0.60% of the average daily net assets of the Fund. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class. This voluntary waiver is in addition to the Fund’s contractual expense limitation described above.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$382	$672	$1,498

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	27

S U M M A R Y  O F  T H E  F U N D S

FUND FACTS	MANAGERS MONEY MARKET FUND
Investments Style: Money Market	OBJECTIVE
Benchmark: Merrill Lynch 3-Month Treasury Bill Index	The Fund’s investment objective is to maximize current income and maintain a high level of liquidity and stability of principal.
Ticker: MGMXX Investment Advisor of the Portfolio: JPMorgan Investment Advisors Inc. (“JPMIA” or the “Investment Advisor”)

FOCUS

The Fund looks for investments across a broad spectrum of high quality, short-term money market instruments denominated in U.S. dollars. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund principally invests in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, high quality commercial paper and other short-term debt securities of U.S. and foreign corporations (including floating and variable rate demand notes), debt securities issued or guaranteed by qualified U.S. and foreign banks (including certificates of deposit, time deposits, and other short term securities), asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”). Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of 90 days, and generally may not invest in any securities with a remaining maturity of 397 days or less. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Currently, the Fund pursues its investment objective by investing all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a series of JPMorgan Trust II, a separate registered investment company with substantially the same investment objective and policies as the Fund. The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Portfolio:

•   Will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies, and other issuers of asset-backed securities.

•   May, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

•   Invests only in U.S. dollar-denominated securities.

•   May invest significantly in securities with floating or variable rates of interest. The yields of these securities will vary as interest rates change.

•   May engage in securities lending in order to generate additional income.

•   May loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

•   The Portfolio will only buy securities that present minimal credit risk. These securities

28	Managers Investment Group

S U M M A R Y  O F  T H E  F U N D S

MANAGERS MONEY MARKET FUND

will:

— have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

— have an additional third-party guarantee in order to meet the rating requirements; or

— be considered of comparable quality by JPMIA if the security is not rated.

The Fund and the Portfolio expect to maintain consistent objectives. If they do not, the Fund will redeem its shares of the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund will then consider whether the Fund should hire its own investment manager, invest all of its investable assets in another fund, or take other appropriate action.

PRINCIPAL RISKS

•   Advisory Risk—the Fund may not achieve its objective if the Investment Advisor’s expectations regarding particular securities or interest rates are not met.

•   Asset-Backed and Mortgage-Backed Securities Risk—asset-backed and mortgage-backed securities investments involve risk of loss due to prepayments that occur earlier or later than expected or due to default.

•   Credit Risk—issuer of securities may not be able to meet interest or principal payments when the securities come due and a deterioration of credit status could affect price and liquidity.

•   Financial Services Industry Risk—due to a concentration of investments in the financial services industry, the Fund could be exposed to increased risk from developments affecting this industry.

•   Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•   Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•   Net Asset Value Risk—there is no assurance that the Portfolio will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

•   Prepayment Risk—many bonds and other fixed income securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•   Risk Associated with the Fund Holding Cash—although the Portfolio seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Portfolio’s performance.

•   Securities Lending Risk—there is a risk that when lending securities the loaned securities may not be returned if the borrower or lending agent defaults.

•   Temporary Defensive Position Risk—if the Portfolio departs from its investment policies

Managers Investment Group	29

S U M M A R Y  O F  T H E  F U N D S

MANAGERS MONEY MARKET FUND

during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

•   U. S. Government Securities Risk—obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the Managers Money Market Fund will continue to participate through September 18, 2009 in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. Subject to certain conditions and limitations, in the event that the per share value of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders who held shares in the Fund on September 19, 2008 for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. The U.S. Department of the Treasury does not currently have the authority to extend the Program beyond September 18, 2009.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s and Portfolio’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•   Seeking an opportunity to preserve capital in your portfolio.

•   Making a shorter term investment.

•   Looking to minimize risk.

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MANAGERS MONEY MARKET FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of the Merrill Lynch 3-Month Treasury Bill Index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Merrill Lynch 3-Month Treasury Bill Index. The performance information also reflects the impact of the Portfolio’s contractual expense limitation. If the Portfolio’s service providers had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns Best Quarter: 1.58% (4th Quarter 2000) Worst Quarter: 0.11% (4th Quarter 2003) Average Annual Total Returns[1] as of 12/31/08
	1 Year	5 Years	10 Years

Managers Money Market Fund	2.73%	3.19%	3.27%

Merrill Ly-nch 3-Month Treasury Bill Index[2] (before taxes)	2.06%	3.25%	3.45%

[1]For information on the current yields of the Fund, please visit www.managersinvest.com or call 800.548.4539.
[2]The Merrill Lynch 3-Month Treasury Bill Index reflects the average return on 3-Month Treasury Bills. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

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MANAGERS MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)1

Management Fee[2]	0.08%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses	0.54%
Fee Waiver and Reimbursement	(0.12)%
Net Annual Fund Operating Expenses	0.42%

[1]The table reflects the combined expenses of the Fund and the Capital Shares of the Portfolio in which the Fund currently invests all of its assets. JPMorgan Funds Management Inc., the administrator of the Portfolio, JPMorgan Distribution Services, Inc., the distributor for the Portfolio, and JPMIA have contractually agreed, through June 30, 2009, to waive fees and/or reimburse expenses to the extent that the total operating expenses of the Capital Shares of the Portfolio (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan of the Board of Trustees of the Portfolio) exceed 0.16% of its average daily net assets of the Capital Shares of the Portfolio. In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[2]The management fee reflects the management fee paid by the Portfolio to JPMIA, the investment manager of the Portfolio.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses and the expenses of the Portfolio remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$161	$290	$666

The Example includes the combined expenses of the Fund and the Portfolio and reflects the impact of the Portfolio’s contractual expense limitation through June 30, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF PRINCIPAL RISKS

This section presents more detailed information about the Funds’ risks, however, not all of the Funds or Portfolio do, or are permitted by applicable law to, invest in the types of instruments mentioned.

ADVISORY RISK

When deciding on which investments to make for the Portfolio, the Investment Advisor relies on its expectations regarding particular securities or interest rates. The Investment Advisor may be incorrect in its expectations, thus impacting the Portfolio’s performance.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. The Portfolio’s asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives include options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund.

EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

FINANCIAL SERVICES INDUSTRY RISK

The Portfolio’s ability to concentrate in the financial services industry could increase risks, including credit risk and interest rate risk. The profitability of financial service institutions depends largely on the availability and cost of funds, which can change depending upon economic conditions. Financial service institutions are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities may perform differently from U.S. securities.

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SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HEDGING RISK

The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund’s hedging strategies will be successful. Hedging transactions involve costs and may result in losses.

HIGH YIELD RISK

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

The stocks of large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making

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SUMMARY OF PRINCIPAL RISKS

a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SECURITIES LENDING RISK

The Portfolio may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and medium capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and medium-capitalization companies are out of favor.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are not backed by the full faith and credit of the U.S. Government and backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated May 1, 2009 (the “SAI”).

INVESTMENT OBJECTIVES

Each Fund’s investment objectives may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

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OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS (CONT.)

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO  HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Website at www.managersinvest.com.

FUND MANAGEMENT

Each Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to each of the Funds other than the Managers Money Market Fund and is responsible for the Funds’ overall administration and operations. Except for the Managers Money Market Fund, the Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

Except for the Managers Money Market Fund, a discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement between the Trust and the Investment Manager with respect to the Funds and the Subadvisory Agreements between the Investment Manager and the Funds’ Subadvisors is available in the Funds’ Semi-Annual Reports for the period ended June 30.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment advisors (the “Subadvisors”) to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the

Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

Essex manages the entire Fund and has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. AMG owns a majority interest in Essex. As of December 31, 2008, Essex had assets under management of approximately $1.5 billion. David M. Goss, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Goss is a Senior Principal of, and a Portfolio Manager for, Essex, positions he has held since 2004. Prior to joining Essex, he was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.80% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Essex.

MANAGERS SPECIAL EQUITY FUND

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund and has served as a Subadvisor to the Fund since December 2007. As of December 31, 2008, Lord Abbett had assets under management of approximately $70.3 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett and has served in that capacity since December 2007. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst and became a Partner and Portfolio Manager at Lord Abbett in 2003. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

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FUND MANAGEMENT

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, had approximately $3.6 billion in assets under management as of December 31, 2008. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group are Stephen S. Smith, John D. Brim, Royce W. Medlin, Eivind Olsen, CFA, and A. Michelle Pryor. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, Mr. Smith has served as both chief executive officer and chief investment officer. Mr. Brim has served as a portfolio manager of the Smith Group since 1998. Mr. Medlin has served as a portfolio manager with the Smith Group since 2006. From 2002 until 2006, Mr. Medlin served as President and Portfolio Manager of Belmont Wealth Management. Mr. Olsen has served as a portfolio manager of Smith Group since 2008. From 1998 until 2008, Mr. Olsen was a portfolio manager at Brazos Capital Management/John McStay Investment Counsel. Ms. Pryor has served as a portfolio manager with the Smith Group since 2001, and began her career at Smith Group in 1998.

Ranger has managed a portion of the Fund since September 2008. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of December 31, 2008, Ranger had assets under management of approximately $604 million. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Fund managed by Ranger. Mr. Doenges has been a portfolio manager with Ranger since 2004 and has over twenty years of experience in the investment management industry. Prior to joining Ranger, Mr. Doenges was a Partner, Managing Director and Co- Chief Investment Officer at John McStay Investment Counsel from 1998-2004.

MDT has managed a portion of the Fund since September 2008. MDT, located at 125 High Street, 21st Floor, Boston, Massachusetts 02110, was founded in 1988. As of December 31, 2008, MDT had assets under management of approximately $5.0 billion. Daniel J. Mahr, CFA, is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr is assisted by Frederick L. Konopka, CFA, Brian M. Greenberg and Douglas K. Thunen, each of whom also serves as a portfolio manager for the Fund. In managing their portion of the Fund, the portfolio managers employ the Optimum Q Process computer model, a proprietary, quantitative computer model that drives investment selection and is designed, developed, enhanced and implemented by the portfolio managers (the “Investment Team”). Daniel J. Mahr joined the Investment Team in 2002. He is responsible for managing the Investment Team as it relates to the ongoing design, development, periodic enhancement and implementation of the Optimum Q Process. Mr. Mahr received his A.B. in Computer Science from Harvard College and his

S.M. in Computer Science from Harvard University. Frederick L. Konopka joined the Investment Team in 1997. As a Group Leader, he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q Process focused on trading impact evaluation and implementation. Mr. Konopka received his A.B. in Mathematics from Dartmouth College and his M.S., with a Concentration in Information Technology and Finance, from MIT Sloan School of Management. Brian M. Greenberg and Douglas K. Thunen each joined the Investment Team in 2004. As Group Leaders, they are jointly responsible for ongoing evaluation and periodic enhancement of the research processes and software development for the Optimum Q Process, including design and code reviews. Prior to joining MDT and the Investment Team, Mr. Greenberg received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Prior to joining MDT and the Investment Team, Mr. Thunen earned his B.A., Magna Cum Laude, in Computer Science from Williams College and his M.Eng. in Computer Science from Princeton University.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2008, the Investment Manager had assets under management of approximately $6.7 billion. Keitha L. Kinne is primarily responsible for the day-to-day management of the Fund’s cash reserves. Ms. Kinne has been a Managing Partner and Chief Operating Officer since 2007 and Chief Investment Officer since 2008 for the Investment Manager. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the Fund’s Subadvisors.

MANAGERS INTERNATIONAL EQUITY FUND

AllianceBernstein, Lazard, and Martin Currie each manage a portion of the Fund.

AllianceBernstein has managed a portion of the Fund since March 2002. AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105, was originally founded and registered with the SEC on January 17, 1971 as an independent investment advisor under the name Alliance Capital Management Corporation (Alliance Capital). As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management. Kevin F. Simms, Sharon E. Fay, Henry S. D’Auria, and Eric Franco are jointly and primarily responsible for the day- to-day management of the portion of the Fund managed by Alli-

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FUND MANAGEMENT

anceBernstein. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Simms is a co-Chief Investment Officer of International Value Equities and Director of Research of Global Value Equities, positions he has held since 2003 and 2000, respectively. He has been with AllianceBernstein since 1992. Ms. Fay is Executive Vice President and Chief Investment Officer of Global Value Equities, and has served in these positions since 2003. She joined AllianceBernstein in 1990 as a research analyst. Mr. D’Auria is Chief Investment Officer of Emerging Markets Value Equities and Co-chief Investment Officer of International Value Equities, positions he has held since 2002 and 2003, respectively.

He managed AllianceBernstein’s global research department from 1998 to 2002. Mr. Franco joined the firm as a senior portfolio manager for international and global value equities in 1998. His efforts focus on the firm’s quantitative and risk-control strategies within value equities. He also works extensively with international and global value clients, primarily in North America. Mr. Franco earned a BA in Economics from Georgetown University.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York 10112, was founded in 1848. As of December 31, 2008, Lazard had assets under management in excess of $79.8 billion. William E. Holzer, Nicolas Bratt, Irene T. Cheng and Andrew Norris are jointly and primarily responsible for the day-today management of the portion of the Fund managed by Lazard. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Holzer is a Managing Director of and a portfolio manager for Lazard, positions he has held with the firm since August 2003. Prior to joining Lazard, he was a senior portfolio manager for Deutsche Investment Management Americas, Inc. and its predecessor firm (“Deutsche”) from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche. Mr. Bratt is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. Prior to joining Lazard in 2003, Mr. Bratt worked as Director of Global Products, Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer at Deutsche from 1980 to 2003. Ms. Cheng has been a Managing Director of and portfolio manager for Lazard since 2003. From 1993 until joining Lazard in 2003, Ms. Cheng was a Managing Director and Senior International Equity Portfolio Manager with Deutsche. Mr. Norris is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. From 1998 until joining Lazard in 2003, Mr. Norris worked at Deutsche as a Managing Director and product specialist.

Martin Currie, located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, is a Subadvisor to the Fund and

has managed a portion of the Fund since March, 2009. As of December 31, 2008, Martin Currie managed approximately $14.2 billion in assets for clients worldwide, including financial institutions, charities, foundations, pension funds and investment trusts. James Fairweather is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Martin Currie, having managed a portion of the Fund since March, 2009. Mr. Fairweather was appointed chief investment officer (“CIO”) of Martin Currie in 1997, having been deputy CIO for Martin Currie since 1994. He is responsible for the company’s investment strategy and the management of Martin Currie’s global products. He joined Martin Currie in 1984 and has been a member of the global equities team since his arrival.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

MANAGERS EMERGING MARKETS EQUITY FUND

Rexiter and Schroders each manage a portion of the Fund. Rexiter and its corporate predecessors have managed the entire Fund or a portion of the Fund since February 1998, the Fund’s inception. Schroders has managed a portion of the Fund since March, 2009.

Rexiter, located at 80 Cannon Street, London, England, was founded in 1997. As of December 31, 2008, Rexiter had assets under management of approximately $3.9 billion. The Fund is managed by a team of investment professionals. Murray Davey and Nicholas Payne are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Stock selection for the Fund is the responsibility of the relevant Country Fund Managers. Mr. Davey and Mr. Payne are each Country Fund Managers of Rexiter. Mr. Davey and Mr. Payne each focus on a different regional specialty, with Mr. Davey focusing on the Middle East and Africa and Mr. Payne focusing on Latin America. Mr. Davey is also Chief Investment Officer, Managing Director -Global Emerging Markets and Portfolio Manager of Rexiter, positions he has held since Rexiter’s formation. Each of the portfolio managers has served in his respective capacities for more than five years.

Schroders, located at 875 Third Avenue, New York, New York, 10022, Schroders is a wholly owned subsidiary of Schroders plc. Schroders had approximately $23.1 billion under management as of December 31, 2008. Schroders plc, Schroders ultimate parent, is a global asset management company with approximately $158.4 billion under management as of December 31, 2008. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Allan Conway,

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FUND MANAGEMENT

James Gotto, Waj Hashmi, CFA, and Robert Davy are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Conway, as Head of Emerging Markets Equities, also serves in an oversight capacity to the team. Mr. Conway has been an employee of Schroders since 2004. Mr. Conway was formerly, Head of Global Emerging Markets, WestLB Asset Management from 1998-2002 and Chief Executive Officer of WestAM (UK) Ltd from 2002-2004. Mr. Gotto is a Portfolio Manager of Schroders. He has been an employee of Schroders since 1991. Mr. Hashmi is a Portfolio Manager of Schroders. He has been an employee of Schroders since 2005. He joined Schroders from WestLB Asset Management, where he had joined initially as a senior analyst, becoming Head of EMEA in 2000 and a Global Emerging Markets fund manager in 2002. Mr. Davy is a Portfolio Manager of Schroders. He has been an employee of Schroders since 1986.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

MANAGERS BOND FUND

Loomis manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926. As of December 31, 2008, Loomis had assets under management of approximately $106 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, and has served in those positions since 1989 and 1999, respectively. Mr. Fuss joined Loomis in 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

MANAGERS GLOBAL BOND FUND

Loomis has managed the entire Fund since March 2002. Kenneth M. Buntrock, David W. Rolley, and Lynda L. Schweitzer, each holding the CFA designation, are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Buntrock and Mr. Rolley are Vice Presidents of and Portfolio Managers for Loomis, positions they have held since 1997 and 1994, respectively. Ms. Schweitzer, also a Vice President, is a Portfolio Manager for Loomis and has held that position since January 1, 2007. Ms. Schweitzer joined Loomis in 2001 as an analyst and became a Vice-President in 2002.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

MANAGERS MONEY MARKET FUND

JPMIA is the investment advisor of the Portfolio. JPMIA is located at 1111 Polaris Parkway, Suite 2-J, Columbus, Ohio 43240, and is an indirect, wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. The Fund pays an annual management fee to JPMIA indirectly through its investment in the Capital Shares of the Portfolio. The Portfolio pays JPMIA an investment advisory fee of 0.08% of the Portfolio’s average daily net assets. In addition, the Portfolio pays JPMorgan Funds Management, Inc., the administrator of the Portfolio and an affiliate of JPMIA (the “Administrator”), a prorata fee for administrative services performed for the Portfolio and other money market funds within the JPMorgan Funds Complex (the “Complex”) in the amount of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the Complex and 0.05% of the average daily net assets of all money market funds in the Complex in excess of $100 billion. The Portfolio also pays JPMorgan Distribution Services, Inc., the distributor for the Portfolio and an affiliate of JPMIA (the “Distributor”), a fee for shareholder services performed for the Portfolio in the amount of 0.05% of the average daily net assets of the Portfolio. JPMIA, the Administrator and the Distributor have contractually agreed through June 30, 2009 to waive fees and/or reimburse the Portfolio to the extent that total operating expenses of the Capital Shares of the Portfolio (excluding certain items) exceed 0.16% of the average daily net assets of the Capital Shares.

As a shareholder of the Portfolio, the Fund will bear its proportionate share of the expenses of the Capital Shares of the Portfolio, in addition to the Fund’s own expenses, and will receive its proportionate share of the dividends paid by such class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio’s shareholders. In general, the Fund will vote its shares in the Portfolio in proportion to the votes of other shareholders of the Portfolio.

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S U M M A R Y  O F  T H E  F U N D S  A N D  S H A R E H O L D E R  G U I D E

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or (except with respect to certain short-term redemptions of Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund) to redeem out of the Funds. Your purchase or redemption of Fund shares is based on a Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. For the Managers Special Equity Fund, the NAV per share of each class offered by the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Each Fund’s (or class’s) NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

Because the Managers Money Market Fund currently invests all of its investable assets in the Portfolio, the Fund’s NAV reflects the Portfolio’s NAV. The Portfolio seeks to maintain a stable $1.00 NAV and values its assets using amortized cost.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

SHARE CLASSES OF MANAGERS SPECIAL EQUITY FUND

In addition to the Managers Class shares offered by this Prospectus, the Managers Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not offered through this Prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices. Special Equity Fund’s Institutional Class shares are designed to have lower operating expenses than the Managers Class shares offered by this Prospectus, but Institutional Class shares do have higher investment minimums.

Call 800.835.3879 for more information about the Special Equity Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under their general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate their NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments of the Managers International Equity Fund and Managers Emerging Markets Equity Fund that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

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YOUR ACCOUNT (CONTINUED)

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form (less any applicable redemption fees). Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

REDEMPTION AND EXCHANGE FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund (each, an “International Fund” and collectively, the “International Funds”) will deduct a redemption fee (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund        Redemption fee

• Managers International Equity Fund	2.0%
• Managers Emerging Markets Equity Fund	2.0%
• Managers Global Bond Fund	1.0%

For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of an International Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager, (4) of shares of the Managers Global Bond Fund purchased by the Managers Fremont Global Fund, or (5) of shares where the application of the Redemption/Exchange Fee would cause any of the International Funds, or an asset allocation program of which such a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to

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TRANSACTION POLICIES (CONTINUED)

a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the International Funds that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares…	If you wish to add shares to your account...	If you wish to sell shares*...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000)
Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com
By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000.

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INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds
	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make but not until after a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 45.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders, or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund, may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described previously, the Funds have adopted fair value procedures to minimize these risks, and the Redemption/Exchange Fee is intended, in part, to discourage short-term and frequent trading of these Funds’ shares. Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than

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the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although each Fund uses reasonable efforts to prevent market timing activities in the Fund, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of a Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

CHECKWRITING PRIVILEGES

For more information about checkwriting privileges for the Managers Money Market Fund, please call us at 800.548.4539.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition the following restrictions apply:

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 46.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

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INVESTOR SERVICES

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, at least annually in December, with the exception of Managers Bond Fund and Managers Money Market Fund. For Managers Bond Fund, any income dividends are normally declared and paid monthly and any net capital gain distributions are normally paid annually in December. For Managers Money Market Fund, income dividends and net capital gain distributions, if any, are declared daily and paid monthly on the third to the last business day. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”) and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.
•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments generally would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your U.S. federal income tax return, subject to certain limitations.

In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds (such as the Managers

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FEDERAL INCOME TAX INFORMATION (CONTINUED)

Money Market Fund’s investment in the Portfolio) could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, U.S. federal law requires you to:

•	Provide your social security number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

Managers Investment Group	47

F I N A N C I A L  H I G H L I GH T S

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,

Managers AMG Essex Large Cap Growth Fund	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$33.37	$29.18	$27.79	$26.77	$25.46
Income from Investment Operations:
Net investment loss	(0.14)[3]	(0.15)[3]	(0.09)[3]	(0.07)[3]	(0.07)
Net realized and unrealized gain (loss) on investments	(13.78)[3]	4.34[3]	1.48[3]	1.09[3]	1.38
Total from investment operations	(13.92)	4.19	1.39	1.02	1.31
Net Asset Value, End of Year	$19.45	$33.37	$29.18	$27.79	$26.77
Total Return[1]	(41.71)%	14.36%	4.96%	3.85%	5.14%
Ratio of net expenses to average net assets	1.24%	1.24%	1.25%	1.28%	1.34%
Ratio of net investment loss to average net assets[1]	(0.52)%	(0.47)%	(0.33)%	(0.27)%	(0.26)%
Portfolio turnover	119%	116%	200%	97%	79%
Net assets at end of year (000’s omitted)	$28,959	$51,876	$65,999	$104,878	$98,347

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.61%	1.29%	1.32%	1.22%	1.47%
Ratio of net investment loss to average net assets	(0.89)%	(0.52)%	(0.40)%	(0.21)%	(0.39)%

	For the year ended December 31,

Managers Special Equity Fund – Managers Class:	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Income from Investment Operations:
Net investment loss	(0.28)[3]	(0.51)[3]	(0.14)[3]	(0.54)[3]	(0.56)
Net realized and unrealized gain (loss) on investments	(27.93)[3]	0.55[3]	9.88[3]	4.18[3]	12.50
Total from investment operations	(28.21)	0.04	9.74	3.64	11.94
Less Distributions to Shareholders from:
Net realized gain on investments	(5.78)	(18.73)	(13.56)	(7.28)	—
Net Asset Value, End of Year	$30.28	$64.27	$82.96	$86.78	$90.42
Total Return[1]	(43.49)%	(0.60)%	11.28%	4.00%	15.18%
Ratio of net expenses to average net assets	1.48%	1.43%	1.42%	1.40%	1.40%
Ratio of net investment loss to average net assets[1]	(0.52)%	(0.59)%	(0.15)%	(0.60)%	(0.69)%
Portfolio turnover	138%	67%	76%	80%	68%
Net assets at end of year (000’s omitted)	$352,106	$1,668,031	$2,551,703	$2,834,314	$3,415,003

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.51%	1.46%	1.47%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.55)%	(0.62)%	(0.20)%	(0.65)%	(0.74)%

[1] Total returns and net investment income would have been lower had certain expenses not been reduced.

[2] Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]	Per share numbers have been calculated using average shares.

48	Managers Investment Group

F I N A N C I A L   H I G H L I G H T S

Managers International Equity Fund	For the year ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$77.13	$67.42	$53.76	$47.05	$41.13

Income from Investment Operations:

Net investment income	0.76[3]	0.47	0.69	0.37	0.27

Net realized and unrealized gain (loss) on investments	(38.52)[3]	9.60	14.15	6.83	5.96
Total from investment operations	(37.76)	10.07	14.84	7.20	6.23

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.36)	(1.18)	(0.49)	(0.31)
Total distributions to shareholders	(0.18)	(0.36)	(1.18)	(0.49)	(0.31)

Net Asset Value, End of Year	$39.19	$77.13	$67.42	$53.76	$47.05
Total Return[1]	(48.92)%	14.94%[4]	27.63%	15.30%	15.17%

Ratio of net expenses to average net assets	1.48%	1.48%	1.45%	1.45%	1.62%

Ratio of net investment income to average net assets[1]	1.24%	0.60%	0.70%	0.75%	0.57%

Portfolio turnover	142%	98%	70%	79%	93%

Net assets at end of year (000’s omitted)	$127,984	$302,025	$230,916	$206,393	$234,061
Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.64%	1.61%	1.47%	1.42%	1.70%

Ratio of net investment income to average net assets	1.08%	0.46%	0.68%	0.79%	0.50%

Managers Emerging Markets Equity Fund	For the year ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$26.80	$24.44	$20.10	$16.50	$13.26

Income from Investment Operations:

Net investment income	0.15[3]	0.04[3]	0.22	0.52	0.08

Net realized and unrealized gain (loss) on investments	(15.02)[3]	7.20[3]	6.66	4.84	3.74
Total from investment operations	(14.87)	7.24	6.88	5.36	3.82

Less Distributions to Shareholders from:

Net investment income	(0.19)	—	(0.22)	(0.55)	(0.06)

Net realized gain on investments	(3.65)	(4.88)	(2.32)	(1.21)	(0.52)
Total distributions to shareholders	(3.84)	(4.88)	(2.54)	(1.76)	(0.58)

Net Asset Value, End of Year	$8.09	$26.80	$24.44	$20.10	$16.50
Total Return[1]	(54.87)%[4]	29.50%[4]	34.50%	32.53%	28.85%

Ratio of net expenses to average net assets	1.77%[5]	1.78%	1.76%	1.75%	1.85%

Ratio of net investment income to average net assets[1]	0.76%[5]	0.13%	0.89%	0.59%	0.67%

Portfolio turnover	49%	62%	41%	35%	58%

Net assets at end of year (000’s omitted)	$60,355	$198,235	$152,983	$117,229	$63,567
Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	2.03%	1.93%	1.76%	1.72%	1.87%

Ratio of net investment income (loss) to average net assets	0.50%	(0.02)%	0.89%	0.62%	0.66%

[1] Total returns and net investment income would have been lower had certain expenses not been reduced.
[2] Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3] Per share numbers have been calculated using average shares.
[4] The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5] Excludes interest expense for the year ended December 31, 2008, of 0.03% for Managers Emerging Markets Equity Fund.

Managers Investment Group	49

F I N A N C I A L   H I G H L I G H T S

Managers Bond Fund	For the year ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$25.34	$24.84	$24.11	$24.58	$24.58

Income from Investment Operations:

Net investment income	1.42[3]	1.22[3]	1.08	0.88	0.80

Net realized and unrealized gain (loss) on investments	(5.42)[3]	0.49[3]	0.75	(0.32)	0.30
Total from investment operations	(4.00)	1.71	1.83	0.56	1.10

Less Distributions to Shareholders from:

Net investment income	(1.41)	(1.21)	(1.10)	(0.88)	(0.93)

Net realized gain on investments	(0.28)	(0.00)[5]	—	(0.15)	(0.17)

Total distributions to shareholders	(1.69)	(1.21)	(1.10)	(1.03)	(1.10)

Net Asset Value, End of Year	$19.65	$25.34	$24.84	$24.11	$24.58
Total Return[1]	(16.31)%	7.06%	7.79%[4]	2.29%	5.14%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets[1]	6.10%	4.91%	4.52%	3.36%	3.65%

Portfolio turnover	39%	21%	46%	26%	16%

Net assets at end of year (000’s omitted)	$1,888,919	$2,022,891	$906,776	$426,448	$259,210
Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.10%	0.99%	1.02%	1.02%	1.06%

Ratio of net investment income to average net assets	5.99%	4.91%	4.49%	3.33%	3.58%

Managers Global Bond Fund	For the year ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$21.31	$21.17	$20.19	$22.38	$22.19

Income from Investment Operations:

Net investment income	0.76[3]	0.70[3]	0.45	0.63	0.65

Net realized and unrealized gain (loss) on investments	(2.93)[3]	0.88[3]	1.05	(1.75)	1.49
Total from investment operations	(2.17)	1.58	1.50	(1.12)	2.14

Less Distributions to Shareholders from:

Net investment income	(2.18)	(1.43)	(0.49)	(0.77)	(1.34)

Net realized gain on investments	(0.03)	(0.01)	(0.03)	(0.30)	(0.61)
Total distributions to shareholders	(2.21)	(1.44)	(0.52)	(1.07)	(1.95)

Net Asset Value, End of Year	$16.93	$21.31	$21.17	$20.19	$22.38
Total Return[1]	(10.07)%[4]	7.52%[4]	7.36%	(4.94)%	9.62%

Ratio of net expenses to average net assets	1.10%	1.19%	1.19%	1.19%	1.29%

Ratio of net investment income to average net assets[1]	3.62%	3.25%	2.86%	2.38%	2.73%

Portfolio turnover	56%	152%	56%	64%	130%

Net assets at end of year (000’s omitted)	$47,735	$92,124	$53,670	$43,131	$36,454

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.25%	1.25%	1.27%	1.26%	1.49%

Ratio of net investment income to average net assets	3.47%	3.18%	2.78%	2.31%	2.53%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.

50	Managers Investment Group

F I N A N C I A L H I G H L I G H T S	F I N A N C I A L H I G H L I G H T S

Managers Money Market Fund	For the year ended December 31, 2008	For one month ended December 31, 2007***	For the fiscal year ended November 30,
			2007	2006	2005**	2004*

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.027	0.004	0.049	0.043	0.026	0.008

Less Distributions to Shareholders from:

Net investment income	(0.027)	(0.004)	(0.049)	(0.043)	(0.026)	(0.008)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return[1]	2.73%	0.37%[3]	5.05%	4.45%	2.61%	0.82%

Ratio of net expenses to average net assets	0.26%	0.39%[4]	0.29%	0.40%	0.40%	0.36%

Ratio of net investment income to average net assets[1]	2.75%	4.46%[4]	4.92%	4.42%	2.62%	0.86%

Net assets at end of year (000’s omitted)	$80,424	$91,218	$93,106	$37,839	$37,896	$47,645

Expense Waivers/Offsets:[2]

Ratio of total expenses to average net assets	0.31%	0.44%[4]	0.34%	0.45%	0.46%	0.44%

Ratio of net investment income to average net assets	2.70%	4.41%[4]	4.87%	4.37%	2.56%	0.78%

*Prior to May 14, 2004 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund.

**Prior to February 19, 2005 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Liquid Assets Money Market Fund.

***Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]	Not Annualized.

[4]	Annualized.

Managers Investment Group	51

H O W  T O  C O N T A C T  U S

MANAGERS  FUNDS

INVESTMENT MANAGER AND ADMINISTRATOR	TRANSFER AGENT
Managers Investment Group LLC	PNC Global Investment Servicing (U.S.) Inc.
333 W. Wacker Drive	P.O. Box 9769
Chicago, Illinois 60606	Providence, Rhode Island 02940-9769
312.424.1200 or 800.835.3879	800.548.4539
DISTRIBUTOR	TRUSTEES
Managers Distributors, Inc.	Jack W. Aber
333 W. Wacker Drive	William E. Chapman, II
Chicago, Illinois 60606	Nathaniel Dalton
Edward J. Kaier
CUSTODIAN	Steven J. Paggioli
The Bank of New York Mellon	Eric Rakowski
2 Hanson Place	Thomas R. Schneeweis
Brooklyn, New York 10286	John H. Streur
LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110-2624

52	Managers Investment Group

P R I V A C Y  P O L I C Y

W	e recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•   Information received from account applications and other forms including your address, date of birth, and social security number.

•   Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

Managers INVESTMENT GROUP
Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2009
(As Supplemented July 2, 2009)

PROSPECTUS
Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Funds' Statement of Additional Information (the "SAI") contains additional information about the Funds and their investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

- By telephone:
  800.835.3879
- By mail:
  Managers Funds
  800 Connecticut Avenue
  Norwalk, Connecticut 06854-2325
- On the Internet:
  Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the "SEC"). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC's Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.